UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2013

HENNESSY ADVISORS, INC.

(Exact name of registrant as specified in its charter)

California	000-49872	68-0176227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7250 Redwood Blvd., Suite 200 Novato, California	94945
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (415) 899-1555

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 16, 2013, the Compensation Committee of the Board of Directors of Hennessy Advisors, Inc. (the “Company”) finalized a grant of restricted stock units (“RSUs”) to the Company’s named executive officers under the Hennessy Advisors, Inc. 2013 Omnibus Incentive Plan (the “Plan”), which are subject to vesting as described below. The RSUs are evidenced by a form of Restricted Stock Unit Award Agreement, which, together with the Plan, set forth the terms and conditions of the RSUs.

The following table sets forth the RSUs granted to the Company’s named executive officers:

Named Executive Officer	Title	Number of Units
Neil J. Hennessy	Chairman, President and Chief Executive Officer	10,000
Teresa M. Nilsen	Chief Financial Officer and Secretary	15,000
Daniel B. Steadman	Executive Vice President	10,000

The RSUs will be settled in shares of the Company’s common stock at the time of vesting. The RSUs will vest 25% each year for a total vesting period of four years, so long as the named executive officers are employees of the Company on the vesting date. The foregoing is only a brief description of the material terms of the RSUs granted to the Company’s named executive officers as described above, does not purport to be complete and is qualified in its entirety by reference to the Restricted Stock Unit Award Agreement, the form of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference, and to the Plan, which is incorporated herein by reference to Appendix A to the Company’s definitive proxy statement on Schedule 14A for the Annual Meeting of Shareholders held on January 17, 2013.

The form of Restricted Stock Unit Award Agreement for Directors, the form of Stock Option Award Agreement for Employees and the form of Stock Option Award Agreement for Directors under the Plan are also filed herewith as Exhibits.

Item 9.01. Financial Statements and Exhibits.

Exhibit	Description

99.1	Form of Restricted Stock Unit Award Agreement for Employees

99.2	Form of Restricted Stock Unit Award Agreement for Directors

99.3	Form of Stock Option Award Agreement for Employees

99.4	Form of Stock Option Award Agreement for Directors

signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HENNESSY ADVISORS, INC.

September 18, 2013	By: /s/ Neil J. Hennessy
Neil J. Hennessy
President

Exhibit Index

Exhibit	Description

99.1	Form of Restricted Stock Unit Award Agreement for Employees

99.2	Form of Restricted Stock Unit Award Agreement for Directors

99.3	Form of Stock Option Award Agreement for Employees

99.4	Form of Stock Option Award Agreement for Directors